SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 9, 1996
                                                 -----------------


                     Travelers/Aetna Property Casualty Corp.
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             (Exact name of registrant as specified in its charter)


      Delaware                    1-14328                  06-1445591
   ---------------              ------------             --------------
   (State or other              (Commission              (IRS Employer
   jurisdiction of              File Number)             Identification No.)
   incorporation)

         One Tower Square, Hartford, CT                     06183
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        (Address of principal executive offices)          (Zip Code)

                               (860) 277-0111
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            (Registrant's telephone number, including area code)









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                     TRAVELERS/AETNA PROPERTY CASUALTY CORP.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
        ------------------------------------------------------------------

        Exhibits:

        Exhibit No.   Description
        -----------   -----------

           1.01 Terms Agreement, dated September 9, 1996, among the Company and Smith Barney Inc. and UBS Securities LLC, as Underwriters, relating to the offer and sale of the Company's 6 3/4% Notes due September 1, 1999.

           4.01       Form of Note for the Company's 6 3/4% Notes due
                      September 1, 1999.

                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  September 10, 1996                         TRAVELERS/AETNA PROPERTY
                                                   CASUALTY CORP.



                                                   By /s/ Firoz B. Tarapore
                                                      ---------------------
                                                      Firoz B. Tarapore
                                                      Assistant Treasurer